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                                                                 Exhibit 10 (ll)
                              STATE OF SOUTH DAKOTA
                          BOARD OF ECONOMIC DEVELOPMENT

                                                        REDI LOAN NUMBER 02-18-A

                                 PROMISSORY NOTE

                                                        YANKTON, SOUTH DAKOTA

$296,000                                                DECEMBER 19, 2002

         For value received, the undersigned M-TRON INDUSTRIES, INC. OF 100 DOUGLAS AVENUE, YANKTON, SOUTH DAKOTA 57078 promises to pay, in lawful money of the United States of America, to the order of SOUTH DAKOTA BOARD OF ECONOMIC DEVELOPMENT at the offices of its Loan Servicing Agent, BankWest Inc., at P.O. Box 998, City of PIERRE, State of SOUTH DAKOTA or at holder's option, at such other place as may be designated from time to time by the holder TWO HUNDRED NINETY-SIX THOUSAND AND NO/100 DOLLARS, ($296,000) with interest on unpaid principal computed from the date of each advance to the undersigned at the rate of three percent per annum, payment to be made in installments as follows:

         By paying 59 equal monthly installments, in the amount of $1,642.00, (based on a level 240 month amortization), beginning thirty (30) days from the date of this Promissory Note, with the final balloon payment of principal and interest due at the end of 60 months/years from the date of this Promissory Note.

         This Promissory Note is issued pursuant to that certain Revolving Economic Development and Initiative Fund (REDI) Loan Agreement dated the date hereof by and between the Borrower and BED (the "Loan Agreement"), the terms and provisions of which are hereby incorporated by reference, pursuant to SDCL Chapters 1-16G and 1-33, as amended, and Rules and Regulations Article 68:02, Administrative Rules South Dakota (ARSD).

         This Promissory Note is secured by:

                   [X] Mortgage of even date.

         If any sum payable hereunder is not paid when due or in the event of a default upon any term, covenant or condition of any of the Loan Documents, then the entire outstanding principal balance shall thereafter bear interest until paid or until the default is cured to BED's satisfaction at a fixed rate three percentage points higher that the prime rate of interest published weekly in the Wall Street Journal, as published a the time of the default.

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         The Borrower shall have the option of prepaying any installment of principal or interest owing on this Promissory Note prior to the maturity date thereof without penalty. If prepayments are made, such payment will include accrued interest to the date of the prepayment on the amount of principal prepaid, and principal payments shall be reduced in inverse order of maturity. Such prepayments shall not in any way alter or suspend any obligations of the Borrower under the terms of this Promissory Note or the Loan Agreement.

         In the event of default in the payment of this Promissory Note, the Borrower agrees to pay all costs of collection, including reasonable attorney fees.

         The Borrower hereby waives presentment for payment, demand, notice of nonpayment, protest, notice of protest, and notice of dishonor.

         This Promissory Note and all instruments or documents securing the same shall be governed by and construed in accordance with the laws of the State of South Dakota.

         Signed and sealed this 19th day of December, 2002.

                                                  M-TRON INDUSTRIES, INC.

       (SEAL)                                     BY:  /s/ Robert R. Zylstra
                                                       ---------------------
                                                  ITS: President & CEO

ATTEST:

BY: /s/ David L. Rein
    -----------------
ITS: Secretary

NOTE: Corporate Borrowers must execute Promissory Note, in corporate name, by duly authorized officer, and seal must be affixed and duly attested.

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                         DECLARATION OF BUSINESS PURPOSE

         The undersigned has applied to BED for credit in the amount not to exceed $296,000. The undersigned warrants and represents that the credit will be used primarily (50% or more) for the business or commercial purpose described in the Loan Agreement, and will not be used primarily for personal, family or household purposes. This declaration is to confirm that no disclosures are required under the Federal Truth in Lending law and Regulations.

         Dated at Yankton, South Dakota, this 19th day of December, 2002.

                                                  M-TRON INDUSTRIES, INC.

         (SEAL)                                   BY:  /s/ Robert R. Zylstra
                                                       ---------------------
                                                  ITS: President & CEO

ATTEST:

BY: /s/ David L. Rein
    -----------------
ITS: Secretary

NOTE: Corporate Borrowers must execute Declaration, in corporate name, by duly authorized officer, and seal must be affixed and duly attested.

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